UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 23, 2026

Claritev Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400
McLean, Virginia 22102
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	CTEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, "we," "us," "our," "Claritev" and the "Company" refer to Claritev Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 2.02    Results of Operations and Financial Condition.
On February 23, 2026, the Company issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2025.
A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02, including 99.1, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities under that section, nor shall it be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events.
On February 23, 2026, the Company announced that its Board of Directors (the “Board”) approved a share repurchase program (the “Share Repurchase Program”) pursuant to which the Company is authorized to purchase up to $75.0 million of its Class A common stock from time to time in open market transactions, subject to general market conditions, compliance with applicable legal requirements, and other considerations. The Share Repurchase Program was approved starting January 1, 2026 through December 31, 2030 and is subject to a $20.0 million limit per calendar year. The Share Repurchase Program is expected to be funded using the Company’s cash on hand and cash from operations.
Repurchases under the Share Repurchase Program may be made, from time to time, using a variety of methods, which may include open market purchases, in privately negotiated transactions or by other means, including through the use of preset trading plans meeting the requirements of Rule 10b5-1 under the Exchange Act. The Share Repurchase Program may be extended, suspended, modified or discontinued by the Board at any time without prior notice at the Company’s discretion.
A copy of the related press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included in this Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 23, 2026, reporting the Company's financial results for the fourth quarter and full year ended December 31, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 23, 2026

                                Claritev Corporation

                                By:    /s/ Douglas M. Garis
                                Name:    Douglas M. Garis
                                Title:    Executive Vice President and Chief Financial Officer